UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 14, 2005

                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

  15 Wellman Avenue, North Chelmsford, MA                       01863
  ---------------------------------------                       -----
  (Address of principal executive offices)                   (Zip Code)

                                 (978) 251-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
-----------------------

On November 14, 2005, Courier Corporation issued a press release announcing an agreement to purchase a third four-color press as part of a $21 million expansion of its book manufacturing facility in Kendallville, Indiana.



Item 9.01  Financial Statements and Exhibits
--------------------------------------------

(d)   Exhibits.

99.1  Press Release of Courier Corporation dated November 14, 2005.











                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COURIER CORPORATION

                                   By:  /s/  Robert P. Story, Jr.
                                        -------------------------
                                            Robert P. Story, Jr.
                                            Senior Vice President and
                                            Chief Financial Officer
Date:    November 14, 2005

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Press Release of Courier Corporation dated November 14, 2005.